Excelsior Venture Investors III, LLC


            Investor's Return To Date (per unit)

                                                  Date          Amount

Initial investment                             5/11/2001        $500.00

Total distributions                                                 ---

Current Net Asset Value
 of Excelsior Venture
 Partners III, LLC (a)"                                          501.48

Net Cash Reserve (b)                                              (0.79)

Current Net Asset Value
 of Excelsior Venture
 Investors III, LLC"                                             500.69

Total Return (annualized) (c)                                      0.14%


                Fund's Return on Capital Invested

Net Internal Rate of Return (IRR) (d)                               N/M

Multiple of Capital Invested (e)                                  1.00x



Total Investment Value

[Graph that begins on the middle of the page running to the right margin. The Graph demonstrates the net asset value of a Unit at 5/01 equal to $500 and at 7/01 equal to $501.48. The Graph has data points on the left running upwards from $0 to $1,000 in increments of $100. The Graph has two columns, one for 5/01 and one for 7/01. The 5/01 column is solid yellow which reflects that the $500 net asset value of a Unit on 5/01 is comprised solely of cash investments. The 7/01 column is yellow and green reflecting that the $501.48 net asset value of a Unit on 7/01 is comprised of $458.052 in cash investments and $43.428 in private securities investments.]



Third Quarter 2001 Report for Excelsior Venture Investors III, LLC

Excelsior Venture Investors III, LLC closed on May 11, 2001 on approximately $93 million of investors' capital. It has invested substantially all of its assets in Excelsior Venture Partners III, LLC ("EVP III" or the "Master Fund"), a master fund with $147 million in assets.

As of July 31, 2001, the Master Fund has committed 14.5% and invested 8.66% of the initial capital raised.

EVP III's Portfolio Developments
Direct Investments
During the quarter, the Master Fund began building a portfolio with the following investments:

EVP III invested $3.5 million in Ethertronics, Inc., a developer of high performance, embedded antennas for the mobile device market, as part of a $9.5 million Series B financing led by Sevin Rosen. Douglas Lindgren joined Ethertronics' Board of Directors.

EVP III invested $5 million in LightConnect, a designer and manufacturer of dynamic optical components for network applications, as part of a Series B financing led by Incubic with Sevin Rosen, Morgenthaler, US Venture Partners and Optical Capital Group.

EVP III invested $2 million in Cenquest, an intermediary provider of accredited business and management degree programs and corporate training to large corporations, as part of a $6 million Series 1 financing was led by Sevin Rosen. David Fann joined Cenquest's Board of Directors.

EVP III invested $4 million in OpVista, a developer of bandwidth enhancing optical networking solutions. Existing investors in OpVista include Sevin Rosen and Incubic.

Fund Investments
EVP III committed $3 million to Prospect Venture Partners II, a varied-stage fund focusing on life sciences.

EVP III committed $3 million to Morgenthaler Venture Partners VII, a varied-stage fund focusing on information technology, communications and life sciences.

EVP III committed $3 million to Advanced Technology Ventures VII, a varied-stage fund focusing on information technology, communications, and life sciences.


                     Excelsior Venture Investors III, LLC

         Summary of the Master Fund's Investments as of July 31, 2001


                                                                                                    Carrying
                                                                         Cost          Carrying      Value      % of
Private Companies      Business Description                             Basis             Value    per Share     NAV
------------------     -------------------------------------      -----------       -----------    ---------    ----
Ethertronics, Inc.     Developer of high performance,             $ 3,500,000       $ 3,500,000      11.85      2.4%
                       embedded antennas for mobile device
                       market

LightConnect, Inc.     Designer and manufacturer of                 5,000,000         5,000,000      16.92      3.4%
                       dynamic optical components for
                       network applications

OpVista, Inc.          Developer of bandwidth enhancing             4,000,000         4,000,000      13.54      2.7%
                       optical networking solutions

Cenquest, Inc.         Intermediary provider of accredited          2,000,000         2,000,000       6.77      1.3%
                       business and management degree
                       programs and corporate training to
                       large corporations                         -----------       -----------    ---------    ----

                                       Private Company Total      $14,500,000      $ 14,500,000      49.08      9.8%



Limited Partnerships

Prospect Venture Partners II          Varied-stage life sciences companies      $     150,429         150,429     0.51    0.1%

Morgenthaler Venture Partners VII     Varied-stage information technology,
                                      communications and life sciences
                                      companies                                       150,000         150,000     0.51    0.1%
                                                                                      -------         -------     ----    ----

                                                      Limited Partnership Total       300,429         300,429     1.02    0.2%
                                                   Total Current Investments (f)   14,800,429      14,800,429    60.09   10.0%
                                       Cash and Equivalents (Net of Liabilities)  133,366,852     133,366,852   451.39   90.0%
                                                                                  -----------     -----------   ------   -----
                                   Investment Totals/Net Asset Value of EVP III $ 148,167,281  $  148,167,281 $ 501.48  100.0%
                                                                                  ===========     ===========   ======  ======



                           This material may only be presented to members of Excelsior Venture Investors III, LLC.




                     Excelsior Venture Investors III, LLC


a) Current Net Asset Value: The value of the Master Fund's assets as determined by the Master Fund Manager and a caymittee of the Board less the Master Fund's liabilities, including an accrual for the incentive fees payable to the Master Fund Manager, divided by the number of outstanding shares. In valuing the Master Fund's assets, securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Manager or a committee of the Board under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost.

     The value for securities for which no public market exists is difficult to determine. Generally, such investment will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the company such as earnings, net worth, reliable private sale prices of the company's securities, the market prices for similar securities of comparable companies, an assessment of the company's future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Manager or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Master Fund from the investments.

b) Net Cash Reserve: Excelsior Venture Investors III, LLC will pay the Master Fund's Manager a per annum fee of 0.1% of its net assets that are not represented by its investment in the Fund. A reserve was established for the payment of this fee.

c) Total Return (annualized): The return calculated in conformity with the Securities and Exchange Commission's standardized performance methodology. The calculation assumes the reinvestment of dividends.

d) Net IRR (Internal Rate of Return): The annual rate of return that equates the cashflows and current carrying value of the Fund's holdings, net of accrued incentive fees, to the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any other fees associated with the Master Fund.

e) Multiple of Capital Invested: The cashflows and current carrying value of the Fund's holdings, net of accrued incentive fees, divided by the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any fee associated with the Master Fund.

f) Total Current Investments: The current total value of investments held by the Master Fund as determined by the Master Fund Manager and valuation committee of the Board, excluding cash and cash equivalents.